Subsequent Events	12 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

Sale of Ordinary Shares and Warrants

On September 14, 2022, the “Company entered into a securities purchase agreement (the “SPA 3”) with certain institutional investors for a registered direct offering of ordinary shares and warrants. Each unit consists of one ordinary share and one warrant to purchase one ordinary share. The purchase price per unit is $3.20. The gross proceeds from the sale of the securities, before deducting placement agent fees and other estimated offering expenses payable by the Company, was approximately $5.6 million. The Company issued to the investors an aggregate of 1,750,000 ordinary shares and warrants to purchase an aggregate of 1,750,000 ordinary shares. The Investor Warrants are initially exercisable at $3.20 per Ordinary Share and expire 5.0 years from the date of issuance. Pursuant to a placement agent agreement entered into between the Company and FT Global Capital, Inc. (“FT Global”) dated September 24, 2021 (the “September 2021 PAA”), the Company issued to FT Global warrants (the “Tail Fee Warrants”) to purchase 43,125 Ordinary Shares on substantially the same terms as the Investor Warrants sold in SPA 3, except that the Tail Fee Warrants shall not be exercisable for a period of six months and shall expire 36 months after issuance, and shall have no anti-dilution protection other than adjustments based on stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The net proceeds from this offering will be used for general corporate and working capital purposes. The Offering closed on September 19, 2022.

Establishment of a Subsidiary

On August 11, 2022, Color Star Technology Ohio Inc. (“Color Star Ohio”) was incorporated in the State of Ohio and is 100% owned by the Company. As of the date of this report, Color Star Ohio has not commenced operations.